UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No.__)

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☐ Definitive Information Statement

ASI TECHNOLOGY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ASI TECHNOLOGY CORPORATION
980 American Pacific Drive, Suite 111
Henderson, Nevada 89014

March __, 2010

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of ASI Technology Corporation, a Nevada corporation (the “Company”), as of the close of business on the record date, February 22, 2010. The purpose of the Information Statement is to notify our shareholders that on February 22, 2010, we received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the holders of 10,333,455 shares of the issued and outstanding shares of our Common Stock (representing 60.5%). The Written Consent adopted the following resolutions, which authorized us to: (i) amend our Articles of Incorporation to increase our total authorized capital stock to 301,000,000 shares with a par value of $0.001 per share divided into two classes of stock “Common Stock” and “Preferred Stock” with 300,000,000 million designated as Common Stock and 1,000,000 designated as Preferred Stock; and (ii) to ratify the adoption of the Company’s Stock Incentive Plan of 2010.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of our shareholders. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the outstanding shares of all of our voting stock.  Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing action and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders.

This Information Statement is being mailed on or about March ____, 2010 to shareholders of record on February 22, 2010.

Sincerely,

/s/ Jerry E. Polis
Jerry E. Polis
President

ASI TECHNOLOGY CORPORATION
980 American Pacific Drive, Suite 111
Henderson, Nevada 89014
_____________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_____________________________________

NO VOTE OR OTHER ACTION OF OUR SHAREHOLDERS ARE REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of ASI Technology Corporation, a Nevada corporation (the “Company”), as of the close of business on the record date, February 22, 2010. The purpose of the Information Statement is to notify our shareholders that on February 22, 2010 we received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the holders of 10,333,455 shares (representing 60.5%) of the issued and outstanding shares of our Common Stock. The Written Consent adopted the following resolutions, which authorized us to: (i) amend our Articles of Incorporation to increase our total authorized capital stock to 301,000,000 shares with a par value of $0.001 per shares divided into two classes of stock “Common Stock” and “Preferred Stock” with 300,000,000 million designated as Common Stock and 1,000,000 designated as Preferred Stock; and (ii) to ratify the adoption of the Company’s Stock Incentive Plan of 2010.

The resolutions will become effective twenty (20) calendar days after this Information Statement is first mailed to our shareholders.

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing resolutions and have sufficient voting power to approve such actions through her ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions and proxies are not requested from shareholders.

In accordance with our bylaws, our board of directors has fixed the close of business on February 22, 2010 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about March __, 2010 to shareholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

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Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend our current Articles of Incorporation under Nevada Revised Statute (“NRS”) Section 78.390 (the “Amendment to the Articles”) requires the affirmative vote of the holders of a majority of our voting power. Accordingly, the holders of a majority of the voting power of us must approve the Amendment to the Articles.  In addition, NRS 78.320 provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders' meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to us.

We currently have two classes of voting stock. There are currently 17,093,723 shares of Common Stock issued and outstanding, and each share of Common Stock is entitled to one vote. Accordingly, the vote or written consent of the shareholders holding at least 8,546,862 shares of our Common Stock issued and outstanding is necessary to approve the filing of the Certificate of Amendment. In accordance with our bylaws, our board of directors has fixed the close of business on February 22, 2010 as the record date for determining the shareholders entitled to vote or give written consent.

On February 22, 2010, shareholders holding 10,333,455 (representing 60.5%) of the issued and outstanding shares of Common Stock, executed and delivered to us the Written Consent.  Accordingly, in compliance with the NRS, at least a majority of the outstanding shares has approved the Amendment to the Articles. As a result, no vote or proxy is required by the shareholders to approve the adoption of the resolution for the Amendment to the Articles.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Articles of Amendment may not be filed with the Nevada Secretary of State until twenty (20) calendar days after this Information Statement is first mailed to our shareholders. As mentioned earlier the Amendment to the Articles will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada, which is anticipated to be on or about March ___, 2010, twenty days after the mailing of this Information Statement.

PURPOSES AND EFFECT OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

On February 22, 2010, the majority of our shareholders approved an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 31,000,000 to 301,000,000 and modify the par value from $0.02 to $0.001 per share.  As of February 22, 2010, we currently have authorized capital stock of 31,000,000 shares authorized, $0.02 par value, of which 30,000,000 shares are designated Common Stock and 1,000,000 shares are designated preferred stock of which 17,093,723 shares of Common Stock are issued and outstanding. There are no shares of preferred stock issued or outstanding. Our Board believes that the increase in authorized common shares would provide us greater flexibility with respect to our capital structure for such purposes as additional equity financing and stock based acquisitions.

Increase in Authorized Common Stock and Change in Par Value

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock as modified to reflect the change in the par value per share from $0.02 to $0.001. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any of our un-issued stock, the issuance of additional shares of Common Stock will reduce the current shareholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

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As of the Record Date, a total of 17,093,723 shares of Common Stock are issued and outstanding. The increase in the number of authorized, but un-issued shares of Common Stock would enable us, without further shareholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business, stock-based merger and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but un-issued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control of us offer an above-market premium that is favored by a majority of our independent shareholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  We do not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, we have no present plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of us and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no present contractual arrangements, commitments or understandings for the issuance of the additional shares of Common Stock that are proposed to be authorized. The Company is seeking business opportunities to develop its current assets and technologies and is seeking new business opportunities that could include business or asset acquisitions or mergers. No assurance can be given that shares authorized to be issued under the Incentive Plan and amendment to our Articles of Incorporation increasing our authorized shares will not be utilized or result in a future change of control.

PURPOSES AND EFFECT OF THE ADOPTION OF THE ASI TECHNOLOGY CORPORATION STOCK INCENTIVE PLAN OF 2010

Our Board believes that our long-term interests will be advanced by aligning the interests of the directors and employees with the interests of our shareholders. Therefore, to be able to attract, retain and motivate directors, key employees and consultants and to recognize the significant contributions these individuals have made, or are anticipated to make, for our long-term performance and growth, the Board on February 16, 2010 adopted and approved and the shareholders subsequently approved the ASI Technology Corporation Stock Incentive Plan of 2010 (the "Incentive Plan").  This Incentive Plan is intended to supplement and continue the compensation policies and practices of our other equity compensation plans, which we have used for several years.  Because there are a limited number of shares available for issuance under the 2000 Equity Incentive Plan (the “2000 Plan”) (approximately 355,000 shares in total as of February 22, 2010) and this plan is scheduled to terminate on July 5, 2010, our Board believed that approval of the Incentive Plan was advisable to make additional shares available for stock options and other awards.

We intend to use the Incentive Plan to grant equity-based incentives to eligible participants. These forms of long-term incentive compensation include stock options, stock appreciation rights, restricted stock units, restricted stock, stock awards and other awards based on or related to shares of our Common Stock (together with incentive stock options, collectively referred to as "incentive awards"). By combining in a single plan many types of incentives commonly used in long-term incentive compensation programs, the Incentive Plan is intended to provide us with a great deal of flexibility in designing specific long-term incentives to best promote the objectives of the Incentive Plan and in turn promote the interests of our shareholders.

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Incentive awards may be granted to eligible participants. No incentive awards will be granted under the Incentive Plan on a date that is more than ten (10) years after the Incentive Plan's effective date. The effective date of the Incentive Plan was the date of adoption by the Board of Directors on February 16, 2010 and our shareholders approved the Incentive Plan within the required twelve months, such approval obtained by the Written Consent on February 22, 2010. The Incentive Plan will not be qualified under Section 401(a) of the Internal Revenue Code and will not be subject to the Employee Retirement Income Security Act of 1974 (ERISA).

The following is a summary of the material features of the Incentive Plan. This summary is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Incentive Plan. The summary is qualified in its entirety by reference to the terms of the Incentive Plan, a copy of which is attached as an appendix to this Information Statement. Included in the summary is information regarding the effect of U.S. federal tax laws upon participants and us. This information is not a complete summary of such tax laws and does not discuss the income tax laws of any state or foreign country in which a participant may reside, and is subject to change. Tax laws, regulations and interpretations are subject to change. Participants in the Incentive Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in and receiving incentive awards under the Incentive Plan.

AUTHORIZED SHARES

Subject to certain anti-dilution and other adjustments, the maximum number of shares that may be granted for incentive awards under the Incentive Plan shall not exceed the lesser of (a) on a cumulative basis 15% of the aggregate shares of our Common Stock issued and outstanding at any grant date which for example as of the date of this Information Statement would equal 2,564,058 shares [17,093,723 shares outstanding as of February 22, 2010 multiplied by 15%] or (b) 21 million shares.  A decrease in the number of issued and outstanding shares of our Common Stock occurring after any grant date shall not affect the validity of incentive awards granted prior to such occurrence.  An increase in the number of issued and outstanding shares of our Common Stock occurring after the effective date of the Incentive Plan, for any reason, increases the maximum number of shares that then thereafter may be granted for incentive awards under the Incentive Plan.

Shares of Common Stock issued under the Incentive Plan may be unissued shares, shares issued and reacquired or shares otherwise held by us. Shares subject to incentive awards that are canceled, surrendered, modified, exchanged for substitute incentive awards, or that expire or terminate would remain available under the Incentive Plan. In addition, the Incentive Plan would not allow any participant to receive, in any calendar year, incentive awards with respect to more than 50% of the total number of shares available under the Incentive Plan. Upon the occurrence of certain corporate events (e.g., merger, stock dividend), our Board can adjust the incentive awards appropriately. Unless the Incentive Plan is terminated earlier by the Board of Directors, incentive awards may be granted at any time before or on February 16, 2020, when the Incentive Plan will terminate according to its terms. On February 22, 2010, the closing price of our Common Stock on the OTC Bulletin Board (“OTCBB”) was $.18 per share.

ELIGIBLE PARTICIPANTS

All of our directors (four persons) and all of our employees and certain consultants of our Company and our subsidiaries (currently approximately five persons) are eligible to receive incentive awards under the plan. The Committee (see “Administration of the Incentive Plan” below) has authority to select from among eligible persons the persons who will receive incentive awards.

Additional individuals may become directors, officers, eligible employees or eligible consultants of the Company in the future. The Committee in its discretion may select a larger or smaller number of persons to receive awards in the current or future years. Directors, nominees for director, officers, employees and consultants of the Company and its subsidiaries may be considered to have an interest in the Incentive Plan because they may, in the future, receive incentive awards under it.

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NEW PLAN BENEFITS

No incentive awards have been granted under the Incentive Plan through the date of this Information Statement and we have no present plans to grant any incentive awards.

EXISTING PLAN BENEFITS AND EQUITY COMPENSATION INFORMATION

Prior to the adoption of the Incentive Plan, we had one equity incentive plan under which equity securities have been authorized for issuance to our employees, consultants or directors: the 2000 Equity Incentive Plan approved by our shareholders. The following table sets forth information as of January 31, 2010 with respect to compensation plans under which equity securities of the Company were authorized for issuance, aggregated as follows:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	595,000	$0.32	355,000
Equity compensation plans not approved by security holders	--	--	--
Total	595,000	$0.32	355,000

Summary Compensation Table

The following table shows for the fiscal years ended September 30, 2009 and 2008 certain compensation information for our principal executive officer (“PEO”), and our principal financial officer (“PFO”) (each a “Named Executive Officer” and collectively, the “Named Executive Officers”). We had no other reportable executive officers for fiscal 2009 and 2008. Certain columns have been omitted, as they were not applicable for the Named Executive Officers for the period presented.

		Salary (1)	Bonus (1)	Option Awards (2)	All Other Compensation (3)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Jerry E. Polis, President and Chairman (PEO)	2009	$-	$-	$3,858	$1,600	$5,458
	2008	$-	$-	$1,941	$850	$2,791
Eric M. Polis, Director, Secretary and Treasurer (PFO)	2009	$-	$2,500	$3,872	$800	$7,172
	2008	$-	$2,500	$1,941	$450	$4,891

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(1)	Represents actual cash compensation.
(2)
Represents the amount of compensation cost recognized by us in fiscal 2009 and 2008 related to stock option awards vested during fiscal 2009 and 2008, as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, Share-Based Payment. For a discussion of valuation assumptions, see Note 1 to our 2009 Consolidated Financial Statements included in our Annual Report on Form 10-K.

(3)	Represents director and loan committee fees paid for attendance at meetings.

In January 2010 each of our PEO and PFO were granted options vesting at grant on 40,000 shares of Common Stock exercisable at $0.20 per share until January 2015.

Outstanding Equity Awards

The following table shows the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on September 30, 2009. There were no other outstanding equity awards as of September 30, 2009.

				Equity
				Incentive
				Plan Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option
	Options	Options		Unearned	Exercise	Option
	(#)	(#)		Options	Price	Expiration
Name	Exercisable	Unexercisable		(#)	($)	Date

Jerry E. Polis	10,000	-	(1)	-	$0.35	12/6/2009
	10,000	-	(1)	-	$0.40	1/8/2011
	20,000	-	(1)	-	$0.45	12/11/2011
	17,500	2,500	(2)	-	$0.45	1/15/2013
	5,000	15,000	(3)		$0.275	2/8/2014

Eric M. Polis	10,000	-	(1)	-	$0.35	12/6/2009
	10,000	-	(1)	-	$0.40	1/8/2011
	20,000	-	(1)	-	$0.45	12/11/2011
	17,500	2,500	(2)	-	$0.45	1/15/2013
	5,000	15,000	(3)		$0.25	2/8/2014

(1)	These options were fully vested at September 30, 2009.
(2)	The final 2,500 shares vested and became exercisable on October 28, 2009.
(3)	These options vest at the rate of 2,500 every three months subject to continued service and other conditions of each option grant.

In January 2010 Jerry E. Polis and Eric M. Polis each were granted options vesting at grant on 40,000 shares of Common Stock exercisable at $0.20 per share until January 2015. The options on 10,000 shares listed above for each Named Executive Officer expired unexercised on December 6, 2009. There were no options exercised by the Named Executive Officers during fiscal 2009 or through the date of this Information Statement. There are no pension benefits for any Named Executive Officer. No named executive officer has any employment agreement, termination of employment or change in control arrangement.

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Director Compensation

           The following table sets forth the compensation paid to our non-employee directors for the year ended September 30, 2009.

	Fees Earned or Paid in Cash	Option Awards (1) (2)	All Other Compensation	Total
Name	($)	($)	($)	($)

Gerald L. Ehrens	$1,300	$1,936	-	$3,236

Richard A. Fait	$1,300	$1,936	-	$3,236

(1)
Represents the amount of compensation cost recognized by us in fiscal 2009 related to stock option awards on 20,000 shares granted in fiscal 2008 and 2009 and partially vested for each listed non-employee director as described in ASC 718, Share-Based Payment. For a discussion of valuation assumptions, see Note 1 to our 2009 Consolidated Financial Statements included in our Annual Report on Form 10-K.

(2)	The following are the aggregate number of option awards outstanding for each of our non-employee directors at September 30, 2009 – Ehrens: 50,000 and Fait: 40,000.

In January 2010 Mr. Ehrens and Mr. Fait each were granted options vesting at grant on 20,000 shares of Common Stock exercisable at $0.20 per share until January 2015.

ADMINISTRATION OF THE INCENTIVE PLAN

The Incentive Plan will be administered by the Compensation Committee of the Board or such other committee as the Board may designate from time to time (the “Committee”).  The Committee shall consist of at least three Directors and a majority its members shall be “non-employee directors”. As of the date of this Information Statement, our Board of Directors has not formed the Committee and with certain exceptions related to compliance with securities laws, any power or authority that may be assigned a formed Committee with respect to the Incentive Plan may also and will initially be exercised by the Board of Directors acting as the Committee.

The Committee is authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Incentive Plan. The Committee will determine, subject to the terms of the Incentive Plan, the persons to receive incentive awards, the nature and amount of incentive awards to be granted to each person (subject to the limits specified in the Incentive Plan), the time of each grant, the terms and duration of each grant, and all other determinations necessary or advisable for administration of the Incentive Plan. The Committee can amend the terms of incentive awards granted under the Incentive Plan from time to time in any manner, subject to the limitations specified in the Incentive Plan.

STOCK OPTIONS

The Incentive Plan will permit us to grant to participants options to purchase shares of our Common Stock at stated prices for specific periods of time. For purposes of determining the number of shares available under the Incentive Plan, each stock option will count as the number of shares of Common Stock subject to the stock option. Certain stock options that may be granted to employees under the Incentive Plan may qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code. Incentive stock options will be available only for employees. They will not be available for non-employee directors or consultants. Unless the Incentive Plan is terminated earlier by our Board, stock options may be granted at any time before or on February 16, 2020, when the Incentive Plan will terminate according to its terms. Options may be awarded for any amount of consideration or no consideration, as the Committee determines.

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The Committee will establish the terms of individual stock option grants in stock option agreements, certificates of award or both. These documents will contain terms, conditions and restrictions that the Committee determines to be appropriate. These restrictions could include vesting requirements to encourage long-term ownership of shares.

The exercise price of a stock option will be determined by the Committee, but must be at least 100% of the market value of our Common Stock on the day before the date of grant. No stock option can be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect of such repricing, replacement, regrant or modification would be to reduce the exercise price of such stock options to the same participant.

When exercising all or a portion of a stock option, a participant can pay the exercise price with cash or, if permitted by the Committee, shares of our Common Stock that the participant has owned for at least six months, or other consideration substantially equal to cash. In addition, the Committee may implement a program for broker-assisted cashless exercises of stock options.

Although the term of each stock option will be determined by the Committee, no stock option will be exercisable under the Incentive Plan after ten years from the date it was granted. Stock options generally will be exercisable for limited periods of time if an option holder dies, becomes disabled (as defined in the Incentive Plan), is terminated without cause, or voluntarily leaves his or her employment or directorship. If an option holder is terminated for cause (as defined in the Incentive Plan), the option holder would forfeit all rights to exercise any outstanding stock options. Subject to the other terms of the Incentive Plan, if an option holder retires (as specified in the Incentive Plan) as an employee, he or she could exercise options for the remainder of their terms, unless the terms of the option agreement or award provide otherwise.

Without Committee approval, stock options granted under the Incentive Plan generally cannot be transferred, except by will or by the laws of descent and distribution, unless transfer is permitted by the terms of the grant or the applicable stock option agreement. The Committee can impose other restrictions on shares of Common Stock acquired through a stock option exercise.

FEDERAL TAX CONSEQUENCES OF STOCK OPTIONS

INCENTIVE STOCK OPTIONS. Under current federal income tax laws, an option holder would not recognize income and we would not receive a deduction at the time an incentive stock option is granted or at the time the incentive stock option is exercised. However, the difference between the market value of our Common Stock subject to the incentive stock option and the exercise price would be a tax preference item for purposes of calculating alternative minimum tax. Upon the sale or other disposition of our Common Stock acquired pursuant to an incentive stock option, as long as (i) the option holder held the stock for at least one year after the exercise of the stock option and at least two years after the grant of the stock option, and (ii) the stock option is exercised not later than three months after termination of employment (one year in the event of disability), the option holder's basis would equal the exercise price and the option holder would pay tax on the difference between the sale proceeds and the exercise price as capital gain. We would receive no deduction for federal income tax purposes under these circumstances. Special rules apply when an option holder dies.

If an option holder fails to meet any of the conditions described above relating to holding periods and exercises following termination of employment, he or she generally would recognize compensation taxed as ordinary income equal to the difference between (i) the lesser of (a) the fair market value of our Common Stock acquired pursuant to the stock option on the date of exercise, or (b) the amount realized on the sale or disposition, and (ii) the exercise price paid for the stock. We would then receive a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. Additional gains, if any, recognized by the option holder would result in the recognition of short- or long-term capital gain.

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NONQUALIFIED STOCK OPTIONS. Federal income tax laws provide different rules for nonqualified stock options -- those options that do not meet the Internal Revenue Code's definition of an incentive stock option. Under current federal income tax laws, an option holder would not recognize any income and we would not receive a deduction when a nonqualified stock option is granted. If a nonqualified stock option is exercised, the option holder would recognize compensation income equal to the difference between the exercise price paid and the market value of the stock acquired upon exercise (on the date of exercise).  We would then receive a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. The option holder's tax basis in the shares acquired would be the exercise price paid plus the amount of compensation income recognized. Sale of the stock after exercise would result in recognition of short-term or long-term capital gain (or loss).

STOCK APPRECIATION RIGHTS

The Incentive Plan will also permit the Committee to grant stock appreciation rights. A stock appreciation right permits the holder to receive the difference between the market value of a share of common stock subject to the stock appreciation right on the exercise date of the stock appreciation right and a "base" price set by the Committee. Under the Incentive Plan, the per-share base price for exercise or settlement of stock appreciation rights must be equal to or greater than the market value of such shares on the day before the date the stock appreciation rights are granted. Stock appreciation rights will be exercisable on dates determined by the Committee at the time of grant.  The Committee can award stock appreciation rights for any amount of consideration or no consideration, as the Committee determines.

No stock appreciation rights can be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect of such repricing, replacement, regrant or modification would be to reduce the base price of such stock appreciation rights to the same participants.

Stock appreciation rights will be subject to terms and conditions determined by the Committee. A stock appreciation right could relate to a particular stock option and could be granted simultaneously with or subsequent to the stock option to which it related. Except to the extent otherwise provided in the Incentive Plan or the grant, (i) stock appreciation rights not related to a stock option will be subject to the same terms and conditions applicable to stock options under the Incentive Plan, and (ii) all stock appreciation rights related to stock options granted under the Incentive Plan will be granted subject to the same restrictions and conditions and would have the same vesting, exercisability, forfeiture and termination provisions as the stock options to which they related and could be subject to additional restrictions and conditions. When stock appreciation rights related to stock options are exercised, such stock options are automatically cancelled with respect to an equal number of underlying shares. Unless the Committee determines otherwise, stock appreciation rights can be settled in shares of common stock or cash. For purposes of determining the number of shares available under the Incentive Plan, each stock appreciation right will count as one share of Common Stock, without regard to the number of shares, if any, that are issued upon the exercise of the stock appreciation right or upon such settlement.

FEDERAL TAX CONSEQUENCES OF STOCK APPRECIATION RIGHTS

The treatment of stock appreciation rights under federal income tax laws is similar to the treatment of nonqualified stock options as described above. Under current federal income tax laws, a participant would not recognize any income and we would not receive a deduction at the time such a stock appreciation right is granted. If a stock appreciation right is exercised, the participant would recognize compensation income in the year of exercise.  If the stock appreciation right is payable in cash, the compensation income would be equal to the difference between the base price and the cash received.  If the stock appreciation right is payable in the form of our Common Stock, the compensation income would be in an amount equal to the difference between the base or settlement price and the market value of the stock acquired upon exercise (on the date of exercise). We would receive a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. The participant's tax basis in the shares acquired would be increased over the exercise price by the amount of compensation income recognized. Sale of the stock after exercise would result in recognition of short- or long-term capital gain or loss.

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RESTRICTED STOCK AND RESTRICTED STOCK UNITS

The Incentive Plan will also permit the Committee to award restricted stock and restricted stock units, subject to the terms and conditions set by the Committee that are consistent with the Incentive Plan. Shares of restricted stock are shares of Common Stock the retention, vesting and/or transferability of which is subject, for specified periods of time, to such terms and conditions as the Committee deems appropriate (including continued employment and/or achievement of performance goals established by the Committee). Restricted stock units are incentive awards denominated in units of Common Stock under which the issuance of shares of Common Stock is subject to such terms and conditions as the Committee deems appropriate (including continued employment and/or achievement of performance goals established by the Committee). For purposes of determining the number of shares available under the Incentive Plan, each restricted stock unit would count as the number of shares of Common Stock subject to the restricted stock unit. Unless determined otherwise by the Committee, each restricted stock unit would be equal to one share of our Common Stock and would entitle a participant to either shares of our Common Stock or an amount of cash determined with reference to the value of shares of Common Stock. Restricted stock units will be settled no later than the 15th day of the third month after the restricted stock units are vested.  The Committee may award restricted stock or restricted stock units for any amount of consideration or no consideration, as the Committee determines.

As with stock option grants, the Committee will establish the terms of individual awards of restricted stock and restricted stock units in award agreements or certificates of award. Those not evidenced by a certificate of award would be recorded in "book entry" form in our stock records. Restricted stock and restricted stock units granted to a participant would "vest" (i.e., the restrictions on them would lapse) in the manner and at the times that the Committee determines. However, the Incentive Plan provides that in no event may the grant, issuance, retention, vesting or settlement of shares of restricted stock or restricted stock units based on achievement of performance goals be subject to a performance period of less than one year. In addition no condition that is based upon continued employment or the passage of time may provide for vesting or settlement in full of restricted stock or restricted stock units over a period of less than one year from the date the award is made, other than as a result of or upon the death, disability or retirement of the participant or a change in control.

Unless the Committee otherwise consents or permits or unless the terms of a restricted stock agreement or award provide otherwise, if a participant's employment or service is terminated during the restricted period (i.e., the period of time during which restricted stock or a restricted stock unit is subject to restrictions) for any reason other than death, disability or retirement, each restricted stock and restricted stock unit award of the participant still subject in full or in part to restrictions at the date of such termination would automatically be forfeited and returned to us. If the participant's employment or service is terminated during the restricted period because of death, disability or (in the case of employees only) retirement or if we terminate a participant other than for cause, then the restrictions on the participant's shares of restricted stock and restricted stock units would terminate automatically with respect to that respective number of such shares or restricted stock units (rounded to the nearest whole number) equal to the respective total number of such shares or restricted stock units granted to such Participant multiplied by the number of full months that have elapsed since the date of grant divided by the total number of full months in the respective restricted period. All of the remaining shares of restricted stock and restricted stock units would be forfeited and returned to us. However, the Committee may, either before or after a participant dies, becomes disabled or retires, waive the restrictions remaining on any or all of his or her remaining shares of restricted stock and restricted stock units.

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Without Committee authorization, until restricted stock or restricted stock units vest, the recipient of the restricted stock or restricted stock units will not be allowed to sell, exchange, transfer, pledge, assign or otherwise dispose of restricted stock or restricted stock units other than to us or by will or the laws of descent and distribution. All rights with respect to restricted stock and restricted stock units will only be exercisable during a participant's lifetime by the participant or his or her guardian or legal representative. The Committee can impose additional restrictions on shares of restricted stock and restricted stock units. Except for restrictions on transferability, holders of restricted stock would enjoy all other rights of a shareholder with respect to the restricted stock, including dividend and liquidation rights and full voting rights. Holders of restricted stock units would enjoy dividend and liquidation rights with respect to shares of Common Stock subject to unvested restricted stock units, but would not enjoy voting rights with respect to such shares. Unless the Committee determines otherwise, any noncash dividends or distributions paid with respect to shares of unvested restricted stock and shares of Common Stock subject to unvested restricted stock units would be subject to the same restrictions and vesting schedule as the shares to which such dividends or distributions relate.

FEDERAL TAX CONSEQUENCES OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Generally, under current federal income tax laws a participant would not recognize income upon the award of restricted stock or restricted stock units. However, a participant would be required to recognize compensation income at the time the award vests (when the restrictions lapse) equal to the difference between the fair market value of the stock at vesting and the amount paid for the stock (if any). At the time the participant recognizes compensation income, we would be entitled to a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. If restricted stock or restricted stock units are forfeited by a participant, the participant would not recognize income with respect to the forfeited award and we would not receive a corresponding deduction. Prior to the vesting and lapse of restrictions, dividends paid on shares subject to awards of restricted stock and restricted stock units would be reported as compensation income to the participant and we would receive a corresponding deduction, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply.

A participant could, within 30 days after the date of an award of restricted stock (but not an award of restricted stock units), elect to report compensation income for the tax year in which the restricted stock is awarded. If the participant makes this election, the amount of compensation income would be equal to the difference between the fair market value of the restricted stock at the time of the award and the amount paid for the stock (if any). Any later appreciation in the value of the restricted stock would be treated as capital gain and recognized only upon the sale of the shares subject to the award of restricted stock. Dividends received after such an election would be taxable as dividends and not treated as additional compensation income. If, however, restricted stock is forfeited after the participant makes such an election, the participant would not be allowed any deduction for the amount that he or she earlier reported as income. Upon the sale of shares subject to the restricted stock award, a participant would recognize capital gain (or loss) in the amount of the difference between the sale price and the participant's basis in the stock.

STOCK AWARDS

The Incentive Plan will also permit the Committee to make stock awards. The Committee may make stock awards for any amount of consideration, or no consideration, as the Committee determines. A stock award of our Common Stock would be subject to terms and conditions set by the Committee at the time of the award. Stock award recipients would generally have all voting, dividend, liquidation and other rights with respect to awarded shares of our Common Stock. However, the Committee could impose restrictions on the assignment or transfer of Common Stock awarded under the Incentive Plan.

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FEDERAL TAX CONSEQUENCES OF STOCK AWARDS

The recipient of a stock award generally would recognize compensation income equal to the difference between the fair market value of the stock when it is awarded and the amount paid for the stock (if any). The recipient's tax basis in the stock would equal the amount of compensation income recognized on the award plus the amount paid by the recipient for the stock (if any). We would be entitled to a corresponding deduction equal to the amount of compensation income recognized by the recipient, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. Upon a subsequent sale of the stock, the recipient would recognize capital gain or loss equal to the difference between the amount realized on the sale and his or her basis in the stock. Different rules may apply where the stock is transferred subject to a "substantial risk of forfeiture."

OTHER STOCK-BASED AWARDS

Finally, the Incentive Plan will also permit the Committee to grant a participant one or more types of awards based on or related to shares of our Common Stock, other than the types described above. We currently do not presently intend to make any such awards. Any such awards would be subject to terms and conditions as the Committee deems appropriate, as set forth in the respective award agreements and as permitted under the Incentive Plan.

EFFECTS OF A CHANGE IN CONTROL OF THE COMPANY

Upon the occurrence of a "change in control" of us (as defined in the Incentive Plan), all outstanding stock options and stock appreciation rights would become exercisable in full immediately prior to the effective time of the change in control and would remain exercisable in accordance with their terms. All other outstanding incentive awards under the Incentive Plan would immediately become fully vested, exercisable and nonforfeitable. In addition, the Committee, without the consent of any affected participant, could determine that some or all participants holding outstanding stock options and/or stock appreciation rights would receive, in lieu of some or all of such awards, cash in an amount equal to the greater of the excess of (i) the highest sale price of the shares on the OTCBB (or on whatever quotation system or stock exchange in which our Common Stock is listed at the time) on the day before the effective date of the change in control, or (ii) the highest price per share actually paid in connection with the change in control, over the exercise price of the stock options and/or the base price per share of the stock appreciation rights.

TAX WITHHOLDING

If incentive awards are made under the Incentive Plan, we could withhold from any cash otherwise payable to a participant or require a participant to remit to us amounts necessary to satisfy applicable withholding and employment-related taxes. Unless the Committee determines otherwise, minimum required tax withholding obligations could also be satisfied by withholding our Common Stock to be received upon exercise of or vesting of an incentive award or by delivering to us previously owned shares of our Common Stock. We may reasonably delay the issuance or delivery of shares of our Common Stock pursuant to an incentive award as it determines appropriate to address tax withholding and other administrative matters.

TERMINATION AND AMENDMENT OF THE INCENTIVE PLAN OR AWARDS

The Board of Directors can terminate the Incentive Plan at any time and could from time to time amend the Incentive Plan as it considers proper and in the best interests for us, provided that no such amendment could be made (except adjustments expressly permitted by the Incentive Plan) without the approval of our shareholders if it would (i) change the list of measurements of performance on which the Committee may base performance goals, (ii) reduce the exercise price of a stock option or the base price of a stock appreciation right below the market value of the underlying stock on the day before the date of the grant, (iii) reduce the exercise price of outstanding stock options or the base price of outstanding stock appreciation rights, (iv) increase the individual annual maximum award limit, or (v) otherwise amend the Incentive Plan in any manner requiring shareholder approval by law or under any stock exchange listing requirements or rules. In addition, no amendment to the Incentive Plan or to a previously granted award agreement could impair the rights of a holder of any outstanding incentive award without the consent of the participant, except in certain circumstances in which such amendment is necessary to satisfy a law or regulation or to meet the requirements of or avoid adverse tax or financial accounting consequences under any tax or accounting standard, law or regulation.

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Subject to certain limitations, the Committee can amend or modify the terms of any outstanding incentive award in any manner not prohibited by the Incentive Plan. However, incentive awards issued under the Incentive Plan cannot be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect would be to reduce the exercise price or base price of such incentive awards to the same participants. We can also suspend a participant's rights under the Incentive Plan for a period of up to sixty days while a participant's termination for cause is considered.

EFFECTIVE DATE OF THE INCENTIVE PLAN

The Incentive Plan was effective on February 16, 2010 since a majority of our shareholders have approved the Incentive Plan, and, unless terminated earlier by our Board of Directors, no awards can be made under the Incentive Plan after February 16, 2020.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

Section 162(m) of the Internal Revenue Code limits to $1,000,000 the annual income tax deduction that a publicly-held corporation may claim for compensation paid to its chief executive officer and to its four most highly compensated officers other than the chief executive officer. Qualified "performance-based" compensation is exempt from the $1,000,000 limit and may be deducted even if other compensation exceeds $1,000,000. The Incentive Plan is intended to provide for the ability to grant incentive awards that qualify as performance-based compensation under Section 162(m). The Incentive Plan will be interpreted, administered and amended if necessary to achieve that intended purpose.

Incentive awards granted under the Incentive Plan are not currently expected to qualify as performance-based compensation under Section 16(m) of the Code.  However, the company may in the future modify certain criteria under the Incentive Plan to qualify such awards under Section 162(m).

For a stock award, restricted stock, restricted stock unit or other stock-based or stock-related award to qualify as performance-based compensation, the vesting or payment of such incentive award must be contingent upon the achievement of one or more performance goals established by the Committee and must otherwise satisfy the requirements of Section 162(m). The performance goals for incentive awards must meet certain other criteria as well to qualify as performance-based compensation, including (i) the performance goals must be established in writing by the Committee during the first 90 days of the applicable performance period and before 25% of the performance period has elapsed, (ii) the satisfaction of the performance goals must be substantially uncertain when established by the Committee for the performance period, and (iii) the performance goals must be based solely upon objective criteria from which an independent third party with knowledge of the facts could determine whether the performance goal or set of goals is satisfied and from that determination could calculate the performance-based compensation to be paid.

Under the Incentive Plan the performance goals that may be established by the Committee with respect to performance-based compensation would be limited to any one or more of the following measurements of performance, either individually or in any combination, applied to either us as a whole or to a subsidiary of ours, either individually or in any combination, and measured against pre-determined levels, the performance of a pre-established peer group or a published or special index: net income; net income per share; return on equity; cash earnings; cash earnings per share, reflecting dilution of our Common Stock as the committee deems appropriate and, if the committee so determines, net of or including dividends; cash earnings return on equity; operating income; operating income per share; operating income return on equity; return on assets; cash flow; cash flow return on capital; return on capital; productivity ratios; share price (including without limitation, growth measures or total shareholder return, or comparisons to indices); expense or cost levels; margins; customer satisfaction, based on specified objective goals or a sponsored customer survey by us; employee satisfaction, based on specified objective goals or a company-sponsored employee survey; economic value added measurements; and market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas.

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An incentive award intended to qualify as performance-based compensation could provide that any evaluation of performance could include or exclude certain specific events or their effects that occur during the performance period, including asset write-downs; litigation or claim judgments or settlements; changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 225-20 “Extraordinary and Unusual Items” and/or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to shareholders for the applicable year; acquisitions, mergers, divestitures or accounting changes; amortization of goodwill or other intangible assets; discontinued operations; and other special charges or extraordinary items.

No participant in the Incentive Plan may be granted, in any calendar year, awards representing more than 50% of the total number of shares of our Common Stock available for awards under the Incentive Plan. Performance-based compensation would be paid only after written certification by the Committee that the applicable performance goals have been satisfied.

REGISTRATION OF SHARES

We intend to register shares covered by the Incentive Plan under the Securities Act of 1933 before any stock options or stock appreciation rights could be exercised and before any shares of restricted stock, restricted stock units, stock awards or other stock-based or stock-related awards are granted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of February 22, 2010, the number of shares of Common Stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

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NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED(1)		PERCENTAGE OF COMMON STOCK(2)

Jerry E. Polis, President and Director	Common Stock	7,398,112	(3)	43.0%

Eric M. Polis, Secretary, Treasurer and Director	Common Stock	526,000	(4)	3.1%

Gerald L. Ehrens, Director	Common Stock	215,000	(5)	1.3%

Richard A. Fait, Director	Common Stock	155,000	(6)	0.9%

Robyne J. Brooks 8 Quail Run Rd. Henderson, NV 89014	Common Stock	1,220,000	(7)	7.1%

All Officers and Directors as a Group (4 persons)	Common Stock	8,194,112	(8)	47.1%

(1)
 Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible debt and are exercisable or convertible within 60 days of February 22, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.  Unless otherwise indicated, the business address of each such person is c/o ASI Technology Corporation, 980 American Pacific Drive, #111, Henderson, Nevada 89014.

(2)
Each percentage is based upon the total number of shares outstanding at February 22, 2010, 17,093,723, and the total number of shares beneficially owned and held by each individual at February 22, 2010, plus the number of shares that such name shareholder has the right to acquire within 60 days of February 22, 2010.

(3)
Includes 3,630,927 shares held by the Polis Family Trust, 100,000 shares held by Polis Family LLC and 3,436,888 shares held by Davric Corporation, a company controlled by Jerry E. Polis. Mr. Jerry E. Polis shares investment and voting power over the shares held by Polis Family LLC with Eric M. Polis and other family members. Also includes currently exercisable options on 100,000 shares of Common Stock.

(4)
Includes 326,000 shares held by family trust and 100,000 shares held by the Polis Family LLC. Mr. Eric M. Polis shares investment and voting power over the shares held by Polis Family LLC with Jerry E. Polis and other family members. Also includes currently exercisable options on 100,000 shares of Common Stock.

(5)	Consists of 150,000 shares held by family limited partnership. Also includes currently exercisable options on 65,000 shares of Common Stock.
(6)	Consists of 100,000 shares held by family trust. Also includes currently exercisable options on 55,000 shares of Common Stock
(7)	Consists of 900,000 shares held by RBT Trust and 320,000 shares held by The Robyn J. Brooks Trust. Robyn J. Brooks is the sole trustee of these trusts, including investment and voting power.
(8)	Includes currently exercisable options on 320,000 shares of Common Stock.

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OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of our voting stock.
ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. The Public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is http://www.asiplasma.com.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE ARTICLES OF AMENDMENT, PLEASE CONTACT:

ASI Technology Corporation
980 American Pacific Drive, Suite 111
Henderson, Nevada 89014

By Order of the Board of Directors,
/s/ Jerry E. Polis
Jerry E. Polis
President

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ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
ASI TECHNOLOGY CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)
Section 7.(A) is hereby deleted in its entirety and replaced with the following:

7.(A) Classes of Stock:  The Corporation is authorized to issue two classes of stock to be designated,  respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Corporation is authorized to issues is Three Hundred and One Million (301,000,000) shares, each with a par value of $0.001 per share.  Three hundred million (300,000,000) shares will be Common Stock and one million (1,000,000) shares will be Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:     Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09
This form must be accompanied by appropriate fees.

Appendix A

ASI TECHNOLOGY CORPORATION
STOCK INCENTIVE PLAN OF 2010

  SECTION 1
Establishment Of Plan; Purpose Of Plan

1.1  Establishment of Plan. The Company hereby establishes the STOCK INCENTIVE PLAN OF 2010 for its Directors, Consultants and certain of its Employees. The Plan permits the grant and award of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards and other stock-based awards and stock-related awards.

1.2  Purpose of Plan. The purpose of the Plan is to provide Directors, Consultants and Employees with an increased incentive to contribute to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of Directors, Consultants and Employees with the interests of the Company’s shareholders through the opportunity for increased stock ownership and to attract and retain Participants. The Plan is further intended to provide flexibility to the Company in structuring long-term incentive compensation to best promote the foregoing objectives.

1.3  Approval of Plan and Incentive Awards.   The Plan will be effective upon approval by the Company’s shareholders.  The Plan contemplates that Directors may be Participants and that the Directors, as members of either the Board or of a committee of the Board, may approve grants of Incentive Awards to Directors.  Approval of the Plan by the Company’s shareholders shall constitute authorization and approval of such grants.

SECTION 2
Definitions

The following words have the following meanings unless a different meaning plainly is required by the context:

2.1  “Act” means the Securities Exchange Act of 1934, as amended.

2.2  “Affiliate” means any organization controlling, controlled by or under common control with the Company.

2.3  “Board” means the Board of Directors of the Company.

2.4  “Cause” means, with respect to termination of employment, (1) willful continued failure to perform or willful poor performance of duties (other than due to Disability) after warning and reasonable opportunity to meet reasonable required performance standards; (2) gross negligence causing or putting the Company or any Affiliate at risk of significant damage or harm; (3) misappropriation of or intentional damage to the property of the Company or any Affiliate; (4) conviction of a felony (other than negligent vehicular homicide); (5) intentional act or omission that the Participant knows or should know is significantly detrimental to the interests of the Company or any Affiliate; (6) removal of an Employee by order of or at the direction of a regulatory agency having jurisdiction over the Company or any of its Subsidiaries; or (7) material violation of any employment agreement between the Company (or any Affiliate) and the Participant.  Notwithstanding the foregoing, if a Participant's employment agreement or consulting agreement defines "Cause," then that definition shall apply to that Participant in lieu of the definition in this Plan.  The existence of Cause in the case of an Employee or a Consultant shall in each case be determined by the Committee in its sole discretion and consistent with the definition set forth in this Section 2.4.  The Committee may make such determination before or after the termination of employment or cessation of services.

A Director will be removed for “Cause” for purposes of this Plan if and only if he or she has been removed for cause in compliance with the Company’s Articles of Incorporation and applicable law.

2.5  “Change in Control,” unless otherwise defined in an Incentive Award agreement, means (a) the failure of the Continuing Directors at any time to constitute at least a majority of the members of the Board; (b) the acquisition by any Person other than an Excluded Holder of beneficial ownership (within the meaning of Rule 13d-3 issued under the Act) of 50% or more of the outstanding Common Stock or the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors; (c) a reorganization, merger or consolidation other than such a transaction (i) that is done for the purpose of reincorporation or (ii) after which the Company’s shareholders immediately prior to the transaction continue to beneficially own more than 50% of the total fair market value and total voting power of the outstanding capital stock of the entity surviving the transaction; (d) a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company; (e) the occurrence of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A issued under the Act.

2.6  “Code” means the Internal Revenue Code of 1986, as amended. Each reference herein to a section or sections of the Code shall, unless otherwise noted, be deemed to include a reference to the rules and regulations issued under such section or sections of the Code.

2.7  “Committee” means the Compensation Committee of the Board or such other committee as the Board may designate from time to time.  The Committee shall consist of at least three Directors and a majority of its members shall be “non-employee directors” as defined in Rule 16b-3 issued under the Act and “outside directors” as defined in Section 162(m) of the Code.

2.8  “Common Stock” means the Company’s common stock, par value $0.02 per share.

2.9  “Company” means ASI Technology Corporation, a Nevada corporation, and its successors and assigns.

2.10   "Consultant" means a natural person who provides bona fide services to the Company and such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

2.11“Continuing Directors” means the individuals constituting the Board as of the date this Plan was adopted and any subsequent directors whose election or nomination for election by the Company’s shareholders was approved by a vote of a majority of the individuals who are then Continuing Directors, but specifically excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation subject to Rule 14a-12(c) of Regulation 14A issued under the Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

2.12  “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) 90 days after the beginning of the Performance Period, or (ii) the period of time after the beginning of the Performance Period and before 25% of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.13  “Director” means a member of the Board.

2.14  “Disability” means a permanent disability as determined by the Committee in its discretion.

2.15  “Employee” means an employee of the Company or one of its Subsidiaries.

2.16  “Employee Benefit Plan” means any plan or program established by the Company or a Subsidiary for the compensation or benefit of Employees.

2.17  “Excluded Holder” means the Company, a Subsidiary or any Employee Benefit Plan of the Company or a Subsidiary or any trust holding Common Stock or other securities pursuant to the terms of an Employee Benefit Plan.

2.18  “Incentive Award” means the award or grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Stock Award, or another stock-based or stock-related award, to a Participant pursuant to the Plan.

2.19  “Market Value” shall equal the closing price of Common Stock reported on Nasdaq on the date of grant, exercise or vesting, as applicable, or if Nasdaq is closed on that date, the last preceding date on which Nasdaq was open for trading and on which shares of Common Stock were traded. If the Common Stock is not listed on Nasdaq, the Market Value shall be determined by any means deemed fair and reasonable by the Committee in a manner consistent with the valuation principles of Section 409A of the Code except when the Committee expressly determines not to use Section 409A valuation principles, which determination shall be final and binding on all parties.

2.20  “Mature Shares” means shares of Common Stock that a Participant has owned for at least six months and that meet any other holding requirements established by the Committee for the shares to be used for attestation.

2.21  “Nasdaq” means the NASDAQ National Market, or if the Common Stock is not listed for trading on the NASDAQ National Market on the date in question, then such other United States-based quotation system or stock exchange on which the Common Stock may be traded on the date in question.

2.22  “Participant” means a Director, Consultant or Employee who is granted an Incentive Award under the Plan.

2.23  “Performance” means the level of achievement of the performance goals established by the Committee pursuant to Section 10.1.

2.24  “Performance Measures” means measures as described in Section 10 on which the performance goals are based.

2.25  “Performance Period” means the period of time during which the performance goals must be met to determine the degree of payout, the vesting, or both, with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation.

2.26  “Performance-Based Compensation” means compensation under an Incentive Award that satisfies the requirements of Section 162(m) of the Code for certain “performance-based compensation” paid to Covered Employees.  Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Incentive Award which does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code.

2.27  “Person” has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Act.

2.28  “Plan” means the ASI Technology Corporation Stock Incentive Plan of 2010 as set forth herein, as it may be amended from time to time.

2.29  “Restricted Period” means the period of time during which Restricted Stock, Restricted Stock Units or other stock-based or stock-related awards that are awarded under the Plan are subject to the risk of forfeiture, restrictions on transfer and other restrictions or conditions pursuant to Sections 7 or 8.  The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

2.30  “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7 of the Plan while such Common Stock remains subject to the risk of forfeiture, restrictions on transfer and other restrictions or conditions pursuant to Section 7.

2.31  “Restricted Stock Unit” means an award to a Participant pursuant to Section 7 of the Plan and described as a “Restricted Stock Unit” in Section 7.

2.32  “Retirement” means the voluntary termination of employment by a Participant after he or she has attained the age of 65 or such other age as may be determined by the Committee in its sole discretion or as otherwise may be set forth in the Incentive Award agreement or other grant document with respect to a Participant and a particular Incentive Award.

2.33  “Stock Appreciation Right” or “SAR” means a right awarded to a Participant pursuant to Section 6 of the Plan, which shall entitle the Participant to receive cash, Common Stock, other property or a combination thereof, as determined by the Committee, in an amount equal to or otherwise based on the excess of (a) the Market Value of a share of Common Stock at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted.

2.34  “Stock Award” means an award of Common Stock awarded to a Participant pursuant to Section 8 of the Plan.

2.35  “Stock Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, a Stock Option may be either an incentive stock option within the meaning of Section 422(b) of the Code or a nonqualified stock option.

2.36  “Subsidiary” means any corporation or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.  The term “Subsidiary” includes present and future Subsidiaries of the Company.

2.37  “Termination” or “Cessation” of employment or service shall be considered to occur on the date on which the Employee or Consultant is no longer obligated to perform services for the Company or any of its Subsidiaries and the Employee’s right to re-employment is not guaranteed by statute, contract or written policy of the Company, regardless of whether the Employee continues to receive compensation from the Company or any of its Subsidiaries after such date.  The following shall not be considered such a termination or cessation: (i) a transfer of an Employee among the Company and its Subsidiaries; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the Employee’s right to re-employment is guaranteed by statute, contract or written policy of the Company; (iv) a termination of employment as an officer with continued service as an Employee or Director; or (v) a termination of service as a Consultant with continued service as an Employee or Director.

SECTION 3
Administration

3.1  Power and Authority.  The Committee shall administer the Plan, and subject to the express provisions of the Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan.  Any power or authority of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such power or authority would cause any Incentive Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act or cause an Incentive Award intended to qualify for treatment as performance-based compensation under Section 162(m) of the Code not to qualify for such treatment.  To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

The Committee may delegate any, some or all of its record keeping, calculation, payment and other ministerial or administrative authority and responsibility from time to time to and among one or more individuals, who are members of the Committee or Employees of the Company or its Subsidiaries or Affiliates, but all actions taken pursuant to delegated authority and responsibility shall be subject to such review, change and approval by the Committee as the Committee considers appropriate.  Except as limited in the Plan, the Committee shall have all of the express and implied powers and duties set forth in the Bylaws of the Company and the Plan, shall have full power and authority to interpret the provisions of the Plan and Incentive Awards granted under the Plan and shall have full power and authority to supervise the administration of the Plan and Incentive Awards granted under the Plan and to make all other determinations and do all things considered necessary or advisable for the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it considers advisable. Action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held.  The Committee shall prescribe, amend and rescind rules and regulations for the conduct of its business and shall define terms not otherwise defined herein, in each case as it considers advisable.

3.2  Grants or Awards to Participants.  In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards including, without limitation: (a) the persons who shall be selected as Participants; (b) the nature and, subject to the limitations set forth in Sections 4.1 and 4.2 of the Plan, extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise or purchase price, the manner in which an Incentive Award will vest or become exercisable and the form of payment for the Incentive Award); (c) the time or times when Incentive Awards will be granted; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which payment or vesting of Incentive Awards may be subject.

3.3  Amendments or Modifications of Incentive Awards.  Subject to Section 12, the Committee shall have the authority to amend or modify the terms of any outstanding Incentive Award in any manner, provided that the amended or modified terms are not prohibited by the Plan as then in effect and provided that such actions do not cause an Incentive Award not otherwise subject to Section 409A of the Code to become subject to Section 409A of the Code.  The Committee shall without limitation, have the authority to: (a) modify the number of shares or other terms and conditions of an Incentive Award; provided that any increase in the number of shares of an Incentive Award other than pursuant to Section 4.3 will be considered to be a new grant with respect to such additional shares for purposes of Section 409A of the Code and such new grant shall be made at Market Value on the date of the new grant; (b) extend the term of an Incentive Award to a date that is no later than the earlier of the latest date upon which the Incentive Award could have expired by its terms under any circumstances or the 10th anniversary of the date of grant (for purposes of clarity, as permitted under Section 409A of the Code, if the term of a Stock Option is extended at a time when the Stock Option exercise price equals or exceeds the Market Value, it will not be an extension of the term of the Stock Option, but instead will be treated as a modification of the Stock Option and a new Stock Option will be treated as having been granted); (c) accelerate the exercisability or vesting or otherwise terminate, waive or modify any restrictions relating to an Incentive Award; (d) accept the surrender of any outstanding Incentive Award; and (e) to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards (such grant of new Incentive Awards will be considered to be a new grant for purposes of Section 409A of the Code and such new grant shall be made at Market Value on the date of the new grant); provided, that Incentive Awards issued under the Plan may not be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect of such repricing, replacement, regrant or modification would be to reduce the exercise price or base price of such Incentive Awards to the same Participants.

3.4  Indemnification of Committee Members.  No member or former member of the Committee, or any individual or group to whom authority or responsibility is or has been delegated, shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan.  Each person who is or was a member of the Committee, and any other individual or group exercising delegated authority or responsibility with respect to the Plan, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person’s or the Committee’s taking or failing to take any action under the Plan or the exercise of discretion or judgment in the administration and implementation of the Plan.  This Section 3.4 shall not be construed as limiting the Company’s or any Subsidiary’s ability to terminate or otherwise alter the terms and conditions of the employment of an individual or group exercising delegated authority or responsibility with respect to the Plan, or to discipline any such person.  Each such person shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

SECTION 4
Shares Subject to the Plan

4.1  Number of Shares.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum total number of shares available for Incentive Awards under the Plan shall be 21 million shares of Common Stock, plus all shares subject to Incentive Awards that are canceled, surrendered, modified, exchanged for substitute Incentive Awards or that expire or terminate prior to the exercise or vesting of the Incentive Awards in full, plus shares that are surrendered to the Company in connection with the exercise or vesting of Incentive Awards, whether previously owned or otherwise subject to such Incentive Awards.  Such shares shall be authorized and may be unissued shares, shares issued and repurchased by the Company (including shares purchased on the open market), shares issued and otherwise reacquired by the Company and shares otherwise held by the Company.  However, the number of shares that may be granted under the Plan shall not exceed, on a cumulative basis, 15% of the aggregate shares of Common Stock issued and outstanding at any grant date.  A decrease in the number of issued and outstanding shares of Common Stock occurring after any grant date shall not affect the validity of Incentive Awards granted prior to such occurrence.

4.2  Limitation Upon Incentive Awards.  No Participant shall be granted, during any calendar year, Incentive Awards with respect to more than 50% of the total number of shares of Common Stock available for Incentive Awards under the Plan set forth in Section 4.1 of the Plan, subject to adjustment as provided in Section 4.3 of the Plan, but only to the extent that such adjustment will not affect the status of any Incentive Award previously issued or that may thereafter be issued as Performance-Based Compensation.  The purpose of this Section 4.2 is to ensure that the Plan provides Performance-Based Compensation, and this Section 4.2 shall be interpreted, administered and amended if necessary to achieve that purpose.

4.3  Adjustments.

(a)           Stock Dividends and Distributions.  If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization or other general distribution of Common Stock or other securities to holders of Common Stock, the number and kind of securities subject to outstanding Incentive Awards and available for issuance under the Plan, and the limitation provided in Section 4.2, together with applicable exercise prices and base prices, shall be adjusted in such manner and at such time as shall be equitable under the circumstances, and as shall generally reflect the proportionate percentage change in the number of shares outstanding and the share price.  No fractional shares shall be issued pursuant to the Plan and any fractional shares resulting from such adjustments shall be eliminated from the respective Incentive Awards.

(b)           Other Actions Affecting Common Stock.  If there occurs, other than as described in Section 4.3(a), any merger, business combination, recapitalization, reclassification, subdivision or combination approved by the Board that would result in the persons who were shareholders of the Company immediately prior to the effective time of any such transaction owning or holding, in lieu of or in addition to shares of Common Stock, other securities, money and/or property (or the right to receive other securities, money and/or property) immediately after the effective time of such transaction, then the outstanding Incentive Awards (including exercise prices and base prices) and reserves for Incentive Awards under the Plan shall be adjusted in such manner and at such time as shall be equitable under the circumstances.  It is intended that in the event of any such transaction, Incentive Awards under the Plan shall entitle the holder of each Incentive Award to receive (upon exercise in the case of Stock Options and SARs), in lieu of or in addition to shares of Common Stock, any other securities, money and/or property receivable upon consummation of any such transaction by holders of Common Stock with respect to each share of Common Stock outstanding immediately prior to the effective time of such transaction; upon any such adjustment, holders of Incentive Awards under the Plan shall have only the right to receive in lieu of or in addition to shares of Common Stock such other securities, money and/or other property as provided by the adjustment.

SECTION 5
Stock Options

5.1  Grant.  A Participant may be granted one or more Stock Options under the Plan. No Participant shall have any rights as a shareholder with respect to any shares of stock subject to Stock Options granted hereunder until said shares have been issued.  For purposes of determining the number of shares available under the Plan, each Stock Option shall count as the number of shares of Common Stock subject to the Stock Option.  Stock Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee, in its sole discretion, may establish vesting schedules (i) based upon Company performance, or (ii) that extend over a period of time selected by the Committee.  In addition, the Committee may vary, among Participants and among Stock Options granted to the same Participant, any and all of the terms and conditions of the Stock Options granted under the Plan.  Subject to the limitation imposed by Section 4.2 of the Plan, the Committee shall have complete discretion in determining the number of Stock Options granted to each Participant.  The Committee may designate whether or not a Stock Option is to be considered an incentive stock option as defined in Section 422(b) of the Code; provided, that the number of shares of Common Stock that may be designated as subject to incentive stock options for any given Participant shall be limited to that number of shares that become exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Subsidiaries) and have an aggregate Market Value less than or equal to $100,000 (or such other amount as may be set forth in relevant sections of the Code) and all shares subject to an Incentive Award that have a Market Value in excess of such aggregate amount shall automatically be subject to Stock Options that are not incentive stock options.  No Stock Option granted to a Director or a Consultant who is not an Employee shall be considered an incentive stock option under Section 422(b) of the Code.

5.2  Stock Option Agreements.  Stock Options shall be evidenced by stock option agreements, certificates of award, or both, containing the terms and conditions applicable to such Stock Options.  To the extent not covered by a stock option agreement or certificate of award, the terms and conditions of this Section 5 shall govern.

5.3  Stock Option Exercise Price.  The per share Stock Option exercise price shall be determined by the Committee, but shall be a price that is equal to or greater than 100% of the Market Value (or such higher amount as may be necessary under Section 5.5 below).  The date of grant of a Stock Option shall be the date the Stock Option is authorized by the Committee or a future date specified by the Committee as the date for issuing the Stock Option.

5.4  Medium and Time of Payment.  The exercise price for each share purchased pursuant to a Stock Option granted under the Plan shall be payable in cash or, if the Committee consents or provides in the applicable stock option agreement or grant, in Mature Shares or other consideration substantially equivalent to cash.  The time and terms of payment may be amended with the consent of a Participant before or after exercise of a Stock Option, provided that such amendment would not cause a Stock Option to become subject to Section 409A of the Code.  The Committee may implement a program for the broker-assisted cashless exercise of Stock Options.

5.5  Stock Options Granted to 10% Shareholders.  No Stock Option granted to any Participant who at the time of such grant owns, together with stock attributed to such Participant under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries may be designated as an incentive stock option, unless such Stock Option provides an exercise price equal to at least 110% of the Market Value and the exercise of the Stock Option after the expiration of five years from the date of grant of the Stock Option is prohibited by its terms.

5.6  Limits on Exercisability. Except as set forth in Section 5.5, Stock Options shall be exercisable for such periods, not to exceed 10 years from the date of grant, as may be fixed by the Committee. At the time of exercise of a Stock Option, the holder of the Stock Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may in its discretion require a Participant to continue the Participant’s service with the Company or its Subsidiaries for a certain length of time prior to a Stock Option becoming exercisable and may eliminate such delayed vesting provisions.

5.7  Restrictions on Transferability.

(a)  General.  Unless the Committee otherwise consents or permits (before or after the stock option grant) or unless the stock option agreement or grant provides otherwise, Stock Options granted under the Plan may not be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated except by will or the laws of descent and distribution, and, as a condition to any transfer permitted by the Committee or the terms of the stock option agreement or grant, the transferee must execute a written agreement permitting the Company to withhold from the shares subject to the Stock Option a number of shares having a Market Value at least equal to the amount of any federal, state or local withholding or other taxes associated with or resulting from the exercise of a Stock Option. All provisions of a Stock Option that are determined with reference to the Participant, including without limitation those that refer to the Participant’s employment with the Company or its Subsidiaries, shall continue to be determined with reference to the Participant after any transfer of a Stock Option.

(b)  Other Restrictions.  The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to the exercise of a Stock Option under the Plan as the Committee deems advisable, including, without limitation, holding periods or further transfer restrictions, forfeiture or “claw-back” provisions, and restrictions under applicable federal or state securities laws.

5.8  Termination of Employment or Cessation of Service. Unless the Committee otherwise consents or permits (before or after the stock option grant) or unless the stock option agreement or grant provides otherwise:

(a)  General.  If a Participant ceases to be a Director, Consultant or an Employee for any reason other than the Participant’s death, Disability, Retirement (in the case of Employees only) or termination for Cause, the Participant may exercise his or her Stock Options in accordance with their terms for a period of three months after such termination of employment or cessation of service, but only to the extent the Participant was entitled to exercise the Stock Options on the date of termination or cessation.

(b)  Death.  If a Participant dies either while an Employee, Consultant or Director or after the termination of employment or cessation of service other than for Cause but during the time when the Participant could have exercised a Stock Option, the Stock Option issued to such Participant shall be exercisable in accordance with its terms by the personal representative of such Participant or other successor to the interest of the Participant for one year after the Participant’s death, but only to the extent that the Participant was entitled to exercise the Stock Option on the date of death, termination of employment or cessation of service, whichever first occurred, and not beyond the original terms of the Stock Option.

(c)  Disability. If a Participant ceases to be an Employee, Consultant or Director of the Company or one of its Subsidiaries due to the Participant’s Disability, the Participant may exercise his or her Stock Options in accordance with their terms for one year following such termination of employment or cessation of service, but only to the extent that the Participant was entitled to exercise the Stock Options on the date of such event and not beyond the original terms of the Stock Options.

(d)  Participant Retirement. If a Participant Retires as an Employee, Stock Options granted under the Plan to that Participant may be exercised in accordance with their terms during the remaining terms of the Stock Options.

(e)  Termination for Cause. If a Participant’s employment is terminated for Cause, a Consultant's services are terminated for Cause, or a Participant is removed as a Director for Cause, the Participant shall have no further right to exercise any Stock Options previously granted and all of the Participant’s outstanding Stock Options shall automatically be forfeited and returned to the Company.  The Committee or officers designated by the Committee shall have absolute discretion to determine whether a termination or removal is for Cause.

SECTION 6
Stock Appreciation Rights

6.1  Grant.  A Participant may be granted one or more Stock Appreciation Rights under the Plan and such SARs shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion.  A SAR may relate to a particular Stock Option and may be granted simultaneously with or subsequent to the Stock Option to which it relates.  Except to the extent otherwise modified in the grant, (i) SARs not related to a Stock Option shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 5, and (ii) all SARs related to Stock Options granted under the Plan shall be granted subject to the same restrictions and conditions and shall have the same vesting, exercisability, forfeiture and termination provisions as the Stock Options to which they relate.  SARs may be subject to additional restrictions and conditions.  The per-share base price for exercise or settlement of SARs shall be determined by the Committee, but shall be a price that is equal to or greater than the Market Value of such shares.  Other than as adjusted pursuant to Section 4.3, the base price of SARs may not be reduced without shareholder approval (including canceling previously awarded SARs and regranting them with a lower base price).

6.2  Exercise; Payment.  To the extent a SAR relates to a Stock Option, the SAR may be exercised only when the related Stock Option could be exercised and only when the Market Value of the shares subject to the Stock Option exceed the exercise price of the Stock Option.  When a Participant exercises such SARs, the Stock Options related to such SARs shall automatically be cancelled with respect to an equal number of underlying shares.  Unless the Committee decides otherwise (in its sole discretion), SARs shall only be paid in cash or in shares of Common Stock.  For purposes of determining the number of shares available under the Plan, each Stock Appreciation Right shall count as one share of Common Stock, without regard to the number of shares, if any, that are issued upon the exercise of the Stock Appreciation Right and  upon such payment.

SECTION 7
Restricted Stock and Restricted Stock Units

7.1  Grant.  Subject to the limitations set forth in Sections 4.1 and 4.2 of the Plan, Restricted Stock and Restricted Stock Units may be granted to Participants under the Plan. Shares of Restricted Stock are shares of Common Stock the retention, vesting and/or transferability of which is subject, during specified periods of time, to such conditions (including continued employment and/or achievement of one or more performance goals established by the Committee pursuant to Section 10) and terms as the Committee deems appropriate, but in no case shall the Committee provide for any deferral of compensation after such conditions and terms are satisfied.  Restricted Stock Units are Incentive Awards denominated in units of Common Stock under which the issuance of shares of Common Stock is subject to such conditions (including continued employment and/or achievement of one or more performance goals established by the Committee pursuant to Section 10) and terms as the Committee deems appropriate.  For purposes of determining the number of shares available under the Plan, each Restricted Stock Unit shall count as the number of shares of Common Stock subject to the Restricted Stock Unit.  Unless determined otherwise by the Committee, each Restricted Stock Unit shall be equal to one share of Common Stock and shall entitle a Participant to either shares of Common Stock or an amount of cash determined with reference to the value of shares of Common Stock.  To the extent determined by the Committee, Restricted Stock and Restricted Stock Units may be satisfied or settled in cash, in shares of Common Stock or in a combination thereof.  Restricted Stock Units shall be settled no later than the 15th day of the third month after the Restricted Stock Units vest.  Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but shall be consistent with the terms of the Plan.  Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which awards of Restricted Stock or Restricted Stock Units, or shares of Common Stock issuable pursuant to Restricted Stock Unit awards, shall be sold or awarded to a Participant, which may vary from time to time and among Participants.

7.2  Restricted Stock Agreements. Awards of Restricted Stock and Restricted Stock Units shall be evidenced by restricted stock or restricted stock unit agreements or certificates of award containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. Shares of Restricted Stock not evidenced by a certificate shall be recorded in “book entry” form in the Company’s stock records.  Unless the restricted stock or restricted stock unit agreement or certificate of award provides otherwise, awards of Restricted Stock and Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 7.

7.3  Vesting.  The grant, issuance, retention and vesting of shares of Restricted Stock and Restricted Stock Units and the settlement of Restricted Stock Units shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee.  The Committee shall have the right to make the timing of the grant and/or issuance of, the ability to retain and  the vesting and/or the settlement of Restricted Stock Units and shares of Restricted Stock subject to continued employment, passage of time and/or Performance Measures as deemed appropriate by the Committee.  In no event shall the grant, issuance, retention, vesting or settlement of shares of Restricted Stock or Restricted Stock Units that is based on Performance Measures or a level of achievement measured against Performance Measures be subject to a performance period of less than one year.  No condition that is based upon continued employment or the passage of time shall provide for vesting or settlement in full of Restricted Stock or Restricted Stock Units over a period of less than one (1) year from the date the Award is made, other than as a result of or upon the death, Disability or Retirement of the Participant or a Change in Control.

7.4  Termination of Employment or Directorship Status. Unless the Committee otherwise consents or permits (before or after the grant or Restricted Stock or Restricted Stock Units) or unless the restricted stock or restricted stock unit agreement or grant provides otherwise:

(a)  General.  Except as set forth in Section 7.4(b) below, if a Participant ceases to be a Director, Consultant or Employee during the Restricted Period, the Participant shall have no further right to retain or receive any Restricted Stock or Restricted Stock Units and all Restricted Stock and Restricted Stock Units still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company.

(b)  Death, Retirement or Disability.  If (i) a Participant’s employment or service with the Company is terminated because of death, Disability or (in the case of Employees only) Retirement during the Restricted Period, or (ii) the Company terminates a Participant’s employment or service other than for Cause, then all restrictions remaining on any or all shares of Restricted Stock and Restricted Stock Units shall terminate automatically with respect to that respective number of such shares or Restricted Stock Units (rounded to the nearest whole number) equal to the respective total number of such shares or Restricted Stock Units granted to such Participant multiplied by the number of full months that have elapsed since the date of grant divided by the total number of full months in the respective Restricted Period. All remaining shares of Restricted Stock and Restricted Stock Units shall be forfeited and returned to the Company.  The Committee may, in its sole discretion, waive the restrictions remaining on and forfeiture of any or all such remaining shares of Restricted Stock and Restricted Stock Units either before or after the death, Disability or Retirement of the Participant.  Any termination of a Participant because of Disability shall be deemed a termination by the Participant.

7.5  Restrictions on Transferability.

(a)  General.  Unless the Committee otherwise consents or permits or unless the terms of the restricted stock or restricted stock unit agreement or grant provide otherwise: (i) neither shares of Restricted Stock nor Restricted Stock Units may be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated during the Restricted Period except by will or the laws of descent and distribution; and (ii) all rights with respect to Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or his or her guardian or legal representative.

(b)  Other Restrictions.  The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to an award of Restricted Stock or issuable pursuant to Restricted Stock Unit awards under the Plan as the Committee considers advisable, including, without limitation, holding periods or further transfer restrictions, forfeiture or “claw-back” provisions, and restrictions under applicable federal or state securities laws.

7.6  Legending of Restricted Stock.  In addition to any other legend that may be set forth on a Participant’s share certificate, any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

The shares represented by this certificate were issued subject to certain restrictions under the ASI Technology Corporation Stock Incentive Plan of 2010 (the “Plan”). This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement and that provides for forfeiture upon certain events.  Copies of the Plan and the restricted stock agreement are on file in the office of the Secretary of the Company.

The Committee may require that certificates representing shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Subsidiary until any restrictions applicable to shares of Restricted Stock so retained have been satisfied or lapsed.

7.7  Rights as a Shareholder. A Participant shall have all dividend, liquidation and other rights with respect to Restricted Stock held of record by such Participant as if the Participant held unrestricted Common Stock; provided, that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to this Section 7 and the terms and conditions set forth in the Participant’s restricted stock agreement.  Unless the Committee otherwise determines or unless the terms of the applicable restricted stock unit agreement or grant provide otherwise, a Participant shall have all dividend and liquidation rights with respect to shares of Common Stock subject to awards of Restricted Stock Units held by such Participant as if the Participant held unrestricted Common Stock.  Unless the Committee determines otherwise or unless the terms of the applicable restricted stock or restricted stock unit agreement or grant provide otherwise, any noncash dividends or distributions paid with respect to shares of unvested Restricted Stock and shares of Common Stock subject to unvested Restricted Stock Units shall be subject to the same restrictions and vesting schedule as the shares to which such dividends or distributions relate.  Any dividend payment with respect to Restricted Stock or Common Stock subject to awards of Restricted Stock Units shall be made no later than the end of the calendar year in which the dividends are paid to shareholders, or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

7.8  Voting Rights. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Restricted Period. Participants shall have no voting rights with respect to shares of Common Stock underlying Restricted Stock Units unless and until such shares are issued and outstanding shares on the Company’s stock ledger.

SECTION 8
Stock-Based Awards

8.1  Grant.  Subject to the limitations set forth in Sections 4.1 and 4.2 of the Plan, in addition to any Stock Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units that a Participant may be granted under the Plan, a Participant may be granted one or more other types of awards based on or related to shares of Common Stock (including the grant of Stock Awards).  Such awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, but in no case shall the Committee provide for any deferral of compensation after such conditions and terms are satisfied.  Notwithstanding the previous sentence, Stock Awards shall be settled no later than the 15th day of the third month after the awards vest.  Such awards shall be expressed in terms of shares of Common Stock or denominated in units of Common Stock.  For purposes of determining the number of shares available under the Plan, each such unit shall count as the number of shares of Common Stock to which it relates.

8.2  Rights as a Shareholder.

(a)  Stock Awards.  A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Stock Award under this Section 8 upon the Participant becoming the holder of record of the Common Stock granted pursuant to such Stock Award; provided, that the Committee may impose such restrictions on the assignment or transfer of Common Stock awarded pursuant to a Stock Award as it considers appropriate.  Any dividend payment with respect to a Stock Award shall be made no later than the end of the calendar year in which the dividends are paid to shareholders, or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

(b)  General.  With respect to shares of Common Stock subject to awards granted under the Plan other than Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards, a Participant shall have such rights as determined by the Committee and set forth in the respective award agreements; and the Committee may impose such restrictions on the assignment or transfer of Common Stock awarded pursuant to such awards as it considers appropriate.

SECTION 9
Change in Control

9.1  Acceleration of Vesting. If a Change in Control of the Company occurs, then, unless the Committee or the Board otherwise determines and expressly states in the agreements governing one or more Incentive Awards, without action by the Committee or the Board: (a) all outstanding Stock Options and Stock Appreciation Rights shall become vested and exercisable in full immediately prior to the effective time of a Change in Control and shall remain exercisable during the remaining terms thereof, regardless of whether the Participants to whom such Stock Options and Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all other outstanding Incentive Awards shall become immediately fully vested and exercisable and nonforfeitable.

9.2  Cash Payment for Stock Options and Stock Appreciation Rights.  If a Change in Control of the Company occurs, then the Committee, in its sole discretion and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Stock Options and/or Stock Appreciation Rights shall receive, with respect to and in lieu of some or all of the shares of Common Stock subject to such Stock Options and/or Stock Appreciation Rights, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the greater of (a) the highest sales price of the shares on Nasdaq on the date immediately prior to the effective date of such Change in Control of the Company or (b) the highest price per share actually paid in connection with any Change in Control of the Company, over the exercise price per share of such Stock Options and/or the base price per share of such Stock Appreciation Rights.  Upon a Participant’s receipt of such amount with respect to some or all of his or her Stock Options and/or Stock Appreciation Rights, the respective Stock Options and/or Stock Appreciation Rights shall be cancelled and may no longer be exercised by such Participant.

SECTION 10
Performance Measures

10.1  Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Section 10, the performance goals upon which the payment or vesting of an Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be based shall be limited to the following Performance Measures:

(a)	Net income (before or after taxes, interest, depreciation, and/or amortization);
(b)	Net income per share;
(c)	Return on equity;
(d)	Cash earnings;

(e)	Cash earnings per share (reflecting dilution of the Common Stock as the Committee deems appropriate and, if the Committee so determines, net of or including dividends);
(f)	Cash earnings return on equity;
(g)	Operating income;
(h)	Operating income per share;
(i)	Operating income return on equity;
(j)	Return on assets;
(k)	Cash flow;
(l)	Cash flow return on capital;
(m)	Return on capital;
(n)	Productivity ratios;
(o)	Share price (including without limitation growth measures, total shareholder return or comparison to indices);
(p)	Expense or cost levels;
(q)	Margins;
(r)	Customer satisfaction, satisfaction based on specified objective goals or a Company-sponsored customer survey;
(s)	Economic value added measurements; and
(t)	Market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas;

One or more Performance Measures may be used to measure the performance of one or more of the Company, its Subsidiaries, its Affiliates or any combination of the foregoing, compared to pre-determined levels, as the Committee may deem appropriate, or compared to the performance of a pre-established peer group, or published or special index that the Committee, in its sole discretion, deems appropriate.  The Committee also has the authority to provide for accelerated vesting of any Incentive Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 10.

10.2  Evaluation of Performance. The Committee may provide in any such Incentive Award that any evaluation of Performance may include or exclude any of the following events or their effects that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 225-20 “Extraordinary and Unusual Items” and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable fiscal year, (f) acquisitions, mergers, divestitures or accounting changes, (g) amortization of goodwill or other intangible assets, (h) discontinued operations, and (i) other special charges or extraordinary items. To the extent such inclusions or exclusions affect Incentive Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

10.3  Committee Discretion. In the event that applicable tax laws, securities laws, or both, change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on Performance Measures other than those set forth in Section 10.1.

10.4  Adjustment of Performance-Based Compensation.  Incentive Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be increased or adjusted upward.  The Committee shall retain the discretion to decrease or adjust such Incentive Awards downward, and such Incentive Awards may be forfeited in whole or in part.

10.5  Performance-Based Compensation Conditioned on Performance.  Payment of Performance-Based Compensation to a Participant for a Performance Period under this Plan shall be entirely contingent upon achievement of the performance goals established by the Committee pursuant to this Section 10, the satisfaction of which must be substantially uncertain when established by the Committee for the Performance Period.

10.6  Time of Determination of Performance Goals by Committee.  All performance goals to be made by the Committee for a Performance Period pursuant to this Section 10 shall be established in writing by the Committee during the first 90 days of such Performance Period and before 25% of the Performance Period has elapsed.

10.7  Section 162(m) Purpose.  It is intended that the Plan may provide performance-based compensation under Section 162(m) of the Code, and the Plan shall be interpreted, administered and amended if necessary to achieve that purpose.

10.8  Objective Standards.  Performance-Based Compensation shall be based solely upon objective criteria, consistent with this Section 10, from which an independent third party with knowledge of the facts could determine whether the performance goal or range of goals is met and from that determination could calculate the Performance-Based Compensation to be paid.  Although the Committee has authority to exercise reasonable discretion to interpret this Plan and the criteria it shall specify pursuant to this Section 10 of the Plan, it may not amend or waive such criteria after the 90th day of the respective Performance Period.  The Committee shall have no authority or discretion to increase any Performance-Based Compensation or to construct, modify or apply the measurement of a Participant’s Performance in a manner that will directly or indirectly increase the Performance-Based Compensation for the Participant for any Performance Period above the amount determined by the applicable objective standards established within the time period set forth in Section 10.6.

Section 11
General Provisions

11.1  No Rights to Incentive Awards. No Participant or other person shall have any claim to be granted any Incentive Award under the Plan and there is no obligation of uniformity of treatment of Participants or holders or beneficiaries of Incentive Awards under the Plan. The terms and conditions of Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant or the same Participant.

11.2  Withholding. The Company or a Subsidiary shall be entitled to: (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, local and other withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, taxes on income deemed to be recognized as a result of grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of Common Stock received upon exercise of an incentive stock option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award. Unless the Committee determines otherwise, withholding may be satisfied by withholding Common Stock to be received upon exercise or vesting of an Incentive Award or by delivery to the Company of previously owned Common Stock.  The Company may establish such rules and procedures concerning timing of any withholding election as it deems appropriate.  In addition, the Company may reasonably delay the issuance or delivery of shares of Common Stock pursuant to an Incentive Award as it determines appropriate to address tax withholding and other administrative matters.

11.3  Compliance with Laws; Listing and Registration of Shares. All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to all applicable laws, rules and regulations, and to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Incentive Award or the issuance or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.4  No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting, continuing in effect or discontinuing other or additional compensation arrangements, including the grant of Stock Options and other stock-based and stock-related awards, and such arrangements may be either generally applicable or applicable only in specific cases.

11.5  No Right to Employment. The grant of an Incentive Award shall not be construed as giving a Participant the right to be retained as an Employee, Consultant or Director of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any written agreement with the Participant.

11.6  No Liability of Company.  The Company and any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (a) the non-issuance or non-sale of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; (b) any tax consequence to any Participant or other person due to the receipt, exercise or settlement of any Incentive Award granted hereunder; and (c) any provision of law or legal restriction that prohibits or restricts the transfer of shares of Common Stock issued pursuant to any Incentive Award.

11.7  Suspension of Rights under Incentive Awards.  The Company, by written notice to a Participant, may suspend a Participant’s and any transferee’s rights under any Incentive Award for a period not to exceed 60 days while the termination for Cause of that Participant’s employment or service with the Company and its Subsidiaries is under consideration or while the removal for Cause of the Participant as a Director is under consideration.

11.8  Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

11.9  Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, unless such construction would cause the Plan to fail in its essential purposes.

SECTION 12
Termination and Amendment

 12.1  Board and Committee Actions.  The Board may terminate the Plan at any time or may from time to time amend or alter the Plan or any aspect of it; provided, that no such amendment may be made, without the approval of shareholders of the Company, that would (i) except as provided in Section 4.3, reduce the exercise price at which Stock Options, or the base price at which Stock Appreciation Rights, may be granted below the prices provided for in Sections 5.3 and 6.1, respectively, (ii) except as provided in Section 4.3, reduce the exercise price of outstanding Stock Options or the base price of outstanding Stock Appreciation Rights, (iii) increase the individual maximum limits in Section 4.2, or (iv) otherwise amend the Plan in any manner requiring shareholder approval by law or under Nasdaq listing requirements or other applicable Nasdaq rules.

 12.2  No Impairment.  Notwithstanding anything to the contrary in Section 12.1, no such amendment or alteration to the Plan or to any previously granted award agreement or Incentive Award shall be made which would impair the rights of the holder of the Incentive Award, without such holder’s consent; provided, that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Incentive Award to satisfy any law or regulation or to meet the requirements of or avoid adverse tax or financial accounting consequences under any tax or accounting standard, law or regulation.

SECTION 13
Effective Date and Duration of the Plan

The Plan shall take effect February 16, 2010, the date that it was approved by the Board of Directors, and is subject to approval of the shareholders of the Company within twelve months after the date of adoption by the Board.  Unless earlier terminated by the Board of Directors, no Incentive Award shall be granted under the Plan after February 16, 2020.